SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report:
(Date of earliest event reported):               Commission File No.:
----------------------------------               --------------------
    February 8, 2002                                   0-12169


                       Solar Satellite Communication, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                                    84-0907644
 ------------------------------                  -----------------------
(State or other jurisdiction of                 (IRS Identification No.)
incorporation or organization)


                7926 Jones Branch Dr., Suite 330 McLean VA 22102
                ------------------------------------------------
                    (Address of principal executive offices)


                                  703-847-4600
                            -------------------------
                            (Issuer telephone number)



                   (Former name, if changed since last report)



          -------------------------------------------------------------
                 (Former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS

         On February 8, 2002, the Board of Directors approved the firm of Durland & Company, CPAs, P.A. ("D&C"), as the Company's independent auditors, effective February 8, 2002. D&C replaced AJ Robbins, PC ("AJR") as the independent auditors for the Company and Ernst & Young, LLP ("EY") as the Company's subsidiary, Document Planet, Inc.'s, independent auditors.

         AJR has issued an audit report for the Company's fiscal year ended October 31,2001. EY has not issued an audit report regarding the Document Planet financial statements for its fiscal year ending December 31, 2001 and is in the process of finalizing their audit for the year ended December 31, 2000. During the period of each of AJR and EY's engagements, there have been no disagreements with either AJR or EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of AJR or EY, would have caused either of them to make reference to the subject matter of such disagreements in connection with issuing their reports. Also, no reportable events, within the meaning of Item 304(a)(1)(v) of Registration S-K, has occurred during the two most recently completed years and subsequent interim periods, preceding this change.

         The Company has provided both AJR and EY with these disclosures, and has requested that they furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the statements contained herein. Those letters are filed as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      None

         (b)      None

         (c)      Exhibits

         Exhibit 16.1 Letter addressed to the Securities and Exchange Commission from AJ Robbins, P.C.

         Exhibit 16.2 Letter addressed to the Securities and Exchange Commission from Ernst and Young LLP.


ITEM 8.  CHANGE IN FISCAL YEAR

         As of February 8, 2002, the Company, by resolution of its Board of Directors, elected to change its fiscal year from an October 31 fiscal year end to a December 31 fiscal year end.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOLAR SATELLITE COMMUNICATION, INC.


Date:  February 15, 2002           By: /s/ Andrew S. Prince
                                           -------------------------------------
                                           Andrew S. Prince
                                           President and Chief Operating Officer


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



                                 EXHIBIT INDEX

Exhibit No.    Exhibit Description
------------   -------------------
Exhibit 16.1   Letter  addressed to the Securities  and Exchange  Commission from AJ Robbins and Company.

Exhibit 16.2   Letter  addressed to the
               Securities and Exchange Commission from Ernst and Young LLP.










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